EXHIBIT 21

                                 SUBSIDIARIES

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                                                                              Jurisdiction
                                                                                   of
Name                                                                         Incorporation
Alrif Co., Inc.                                                             Massachusetts
Alternet of Virginia                                                        Virginia
American Cablesystems Corporation                                           Delaware
American Cablesystems of California, Inc.                                   California
American Cablesystems of Florida, Inc.                                      Massachusetts
American Cablesystems of Florida, a Limited Partnership                     Massachusetts
American Cablesystems of New York, Inc.                                     New York
American Cablesystems Northeast, Inc.                                       Massachusetts
American Cablesystems Northeast, a Limited Partnership                      Massachusetts
American Cablesystems of South Central Los Angeles, Inc.                    Delaware
CCI Cable News, Inc.                                                        Massachusetts
CCMP, Inc.                                                                  Massachusetts
Continental Cablevision Asset Management Corp.                              Massachusetts
Continental Cablevision Digital Radio, Inc.                                 Massachusetts
Continental Cablevision Florida Limited, Inc.                               Delaware
Continental Cablevision Investments, Inc.                                   Delaware
Continental Cablevision Northeast Limited, Inc.                             Delaware
Continental Cablevision Northern Cook County Limited, Inc.                  Delaware
Continental Cablevision of Australia, Inc.                                  Massachusetts
Continental Cablevision of Brockton, Inc.                                   Delaware
Continental Cablevision of California, Inc.                                 California
Continental Cablevision of Cook County, Inc.                                Delaware
Continental Cablevision of Illinois, Inc.                                   Delaware
Continental Cablevision of Jacksonville, Inc.                               Florida
Continental Cablevision of Massachusetts, Inc.                              Massachusetts
Continental Cablevision of Michigan, Inc.                                   Michigan
Continental Cablevision of Minnesota, Inc.                                  Minnesota
Continental Cablevision of Needham, Inc.                                    Delaware
Continental Cablevision of New England, Inc.                                New Hampshire
Continental Cablevision of Northern Cook County, Inc.                       Massachusetts
Continental Cablevision of Northern Cook County, a Limited Partnership      Massachusetts
Continental Cablevision of Ohio, Inc.                                       Ohio
Continental Cablevision of Richmond, Inc.                                   Virginia
Continental Cablevision of St. Louis County, Inc.                           Delaware
Continental Cablevision of St. Paul, Inc.                                   Minnesota
Continental Cablevision of Sierra Valleys, Inc.                             California
Continental Cablevision of Southern Massachusetts, Inc.                     Delaware
Continental Cablevision of Virginia, Inc.                                   Virginia
Continental Cablevision of Western New England, Inc.                        Delaware
Continental Cablevision of Will County, Inc.                                Massachusetts
Continental Cablevision of Will County, a Limited Partnership               Massachusetts
Continental Cablevision Satellite Company of Northern California, Inc.      California
Continental Cablevision Services, Inc.                                      New Hampshire
Continental Cablevision Will County Limited, Inc.                           Delaware
Continental Fiberphone, Inc.                                                Massachusetts
Continental Fiber Technologies, Inc.                                        Florida
Continental Internet, Inc.                                                  Massachusetts
Continental Programming Partners I, Inc.                                    Massachusetts
Continental Satellite Company, Inc.                                         Massachusetts
Continental Satellite Company of Chicago, Inc.                              Chicago
Continental Satellite Company of Florida, Inc.                              Florida
Continental Satellite Company of Illinois, Inc.                             Illinois



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Continental Satellite Company of Michigan, Inc.                             Michigan
Continental Satellite Company of New England, Inc.                          New Hampshire
Continental Satellite Company of Ohio, Inc.                                 Ohio
Continental Satellite Company of Virginia, Inc.                             Virginia
Continental Telecommunications Corp.                                        Massachusetts
Continental Telecommunications Corp. of Chicago                             Illinois
Continental Telecommunications Corp. of Los Angeles                         California
Continental Telecommunications Corp. of Michigan                            Michigan
Continental Telecommunications Corp. of Minnesota                           Minnesota
Continental Telecommunications Corp. of New England                         Massachusetts
Continental Telecommunications Corp. of Ohio                                Ohio
Continental Telecommunications Corp. of St. Louis County                    Illinois
Continental Telecommunications Corp. of Virginia                            Virginia
Continental Teleport, Inc.                                                  Massachusetts
Continental Teleport Corp. of Florida                                       Florida
Continental Teleport Partners, Inc.                                         Massachusetts
Fresno Cable TV Limited                                                     California
Greater Boston Cable Advertising                                            Massachusetts
Hudson Valley Cablesystems Corporation                                      New York
Milton Cablesystems Corporation                                             Massachusetts
Minnesota Cable Communications Holding Co., Inc.                            Delaware
Nor Cal Cablevision, Inc.                                                   California
Pompano Telecable Company (Corporation)                                     Florida
S.A. Ventures, Inc.                                                         Massachusetts
San Joaquin TV Services, Inc.                                               California
Telcab Communications, Inc.                                                 Nevada
Telefiber Networks of Illinois, Inc.                                        Illinois
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